Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TVI Corporation (the “Company”) on Form 10-Q for quarterly period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Karin McQuade, Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 13, 2005	/s/ KARIN McQUADE
Karin McQuade
Chief Financial Officer and Vice President – Finance